STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	8
Beginning Date of Accrual Period	20-Dec-01
End Date of Accrual Period	21-Jan-02
Distribution Date	22-Jan-02
Previous Distribution Date	20-Dec-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 28,315,481.05
Principal Collections	22,631,345.15
Collections of Interest	5,684,135.90
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	28,315,481.05
Interest Paid to Certificates	1,143,744.29
Principal Paid to Certificates	27,171,736.76
Equity Certificate	0.00

Balance Reconciliation

Begin Principal Balance	663,332,647.17
Principal Collections (including repurchases)	22,631,345.15
Charge off Amount	114,105.15
End Principal Balance	640,587,196.87

Collateral Performance
Cash Yield (% of beginning balance)	10.78%
Charge off Amount (% of beginning balance)	0.21%
Net Yield	10.58%

Delinquent Loans
30-59 days principal balance of loan	15,438,380.64
30-59 days number of loans	189
60-89 days principal balance of loan	2,871,859.38
60-89 days number of loans	31
90+ days principal balance of loan	9,380,495.00
90+ days number of loans	106

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,753
Number of HEL outstanding (EOP)	7,524
Book value of real estate acquired through foreclosure/grant of deed 806,639.97
Number of Loans that went into REO	3
Principal Balance of Loans that went into REO	320,994.54

Overcollateralization
Begin OC Amount	110,550,215.30
OC Release Amount	0.00
Extra Principal Distribution Amount	4,426,286.46
End OC Amount	114,976,501.76

Target OC Amount	131,400,401.25
Interim OC Amount	110,436,110.15
Interim OC Deficiency	20,964,291.11

Monthly Excess Cashflow	4,426,286.46

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 73.33%

Interest Calculations
1 month LIBOR	1.93250%
Class A Formula Rate (1 mo Libor plus 29bps)	2.22250%
Class A Pass-Through Rate	2.22250%
Class M Formula Rate (1 mo Libor plus 55bps)	2.48250%
Class M Pass-Through Rate	2.48250%
Available Funds Cap	11.11270%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	39.481734
2. Principal Distribution per $1,000	37.910457
3. Interest Distribution per $1,000	1.571277

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.22250%
2. Days in Accrual Period	33

3. Class A Interest Due	976,029.99
4. Class A Interest Paid	976,029.99

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	479,082,107.61
2. Class A Principal Due	23,548,838.52
3. Class A Principal Paid	23,548,838.52
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	455,533,269.09

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP .7333472
8. Class A Certificate Balance as a % of the Pool Balance, EOP . .7111183

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	39.667356
2. Principal Distribution per $1,000	37.912288
3. Interest Distribution per $1,000	1.755068

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.48250%
2. Days in Accrual Period	33

3. Class M Interest Due	167,714.30
4. Class M Interest Paid	167,714.30

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	73,700,324.26
2. Class M Principal Due	3,622,898.24
3. Class M Principal Paid	3,622,898.24
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	70,077,426.02

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP .7333343
Class M Certificate Balance as a % of the Pool Balance, EOP .1093956